UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Rare Earths Americas, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 You May Vote Your Proxy When You RARE EARTHS AMERICAS, INC. View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. RARE EARTHS AMERICAS, INC. 101 W. MAIN STREET MANCHESTER, GA 31816 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on November 12, 2026 Dear Shareholder, You are cordially invited to attend the 2026 Annual Meeting of Shareholders of RARE EARTHS AMERICAS, INC., to be held on Thursday, November 12, 2026, at 8:00 AM (Mountain Time), virtually at https://www.cstproxy.com/rareearthsamericas/2026 Proposals to be considered at the Annual Meeting: (1) To consider and act upon a proposal to elect to the Company’s Board of Directors six persons nominated by the Board of Directors; (2) To consider and act upon a proposal to ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the 2026 fiscal year, ending December 31, 2026; and (3) To address such other matters as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all of the nominees under Proposal 1 and “FOR” Proposal 2. Your electronic vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote during the Meeting – Vote Your Proxy on the Internet – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/rareearthsamericas/2026 The Proxy Materials are available for review at: https://www.cstproxy.com/rareearthsamericas/2026 Go to www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER

2026 RARE EARTHS AMERICAS, INC. 101 W. Main Street Manchester, GA 31816 Important Notice Regarding the Internet Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on November 12, 2026 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/rareearthsamericas/2026 -the Company’s Annual Report for the year ended December 31, 2025; -the Company’s Proxy Statement -the Proxy Card; and any amendments to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before November 2, 2026 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/rareearthsamericas/2026 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.

GENERAL BROKER Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 2 322,224 148,294 30# FLASHID-JOB# Your Vote Counts! RARE EARTHS AMERICAS, INC. 2026 Annual Meeting Vote by November 11, 2026 11:59 PM ET You invested in RARE EARTHS AMERICAS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 12, 2026. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 29, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* November 12, 2026 8:00 AM MST https://www.cstproxy.com/rareearthsamericas/2026 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. RARE EARTHS AMERICAS, INC. 2026 Annual Meeting Vote by November 11, 2026 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 1A Dan Shribman For 1B Ivy Estabrooke For 1C Reta Jo Lewis For 1D Keith Phillips For 1E Hugo Schumann For 1F Donald Swartz For 2. Ratification of independent registered public accounting firm. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB#